SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) June 21, 1999


            VICTORY TAX EXEMPT REALTY INCOME FUND LIMITED PARTNERSHIP
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                        0-18333                13-3516912
          --------                        -------                ----------
  State or other jurisdiction            Commission             IRS Employer
of incorporation or organization         File Number          Identification No.


3 World Financial Center, 29th Floor
New York, NY    Attn.:  Andre Anderson                              10285
--------------------------------------                              -----
Address of principal executive offices                             Zip Code


Registrant's telephone number, including area code (212) 526-3183
                                                   --------------

2

VICTORY TAX EXEMPT REALTY INCOME FUND LIMITED PARTNERSHIP



Item 5. Other Events

On June 21, 1999, Victory Tax Exempt Limited Partnership (the "Partnership") and Camelot Lakes Holdings, LLC, a Utah limited liability company (the "Buyer"), the successor in interest to Wasatch Acquisitions LLC, a Utah limited partnership ("Wasatch"), amended (the "Amendment") the Bond Purchase Agreement, dated February 25, 1999, between the Partnership and Wasatch, relating to the sale (the "Sale") of the Partnership's principal asset, the mortgage revenue bond (the "Bond") issued by the City of Fresno. The Amendment, among other things,(i) extended the closing date of the Sale until June 22, 1999 and (ii) increased the purchase price of the Bond from $11,600,000 to $11,620,000.


Item 2.  Acquisition or Disposition of Assets

On June 22, 1999, the Buyer purchased the Bond for $11,620,000

3

VICTORY TAX EXEMPT REALTY INCOME FUND LIMITED PARTNERSHIP



                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                               VICTORY TAX EXEMPT REALTY INCOME
                               FUND LIMITED PARTNERSHIP


                               By: CA Victory Inc.,
                                   General Partner


Date:  June 30, 1999               By:  /s/Kenneth F. Boyle
                                        -------------------------------------
                                        Kenneth F. Boyle
                                        President and Chief Financial Officer